Exhibit 32


     CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Shaw Hong, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of OmniVision Technologies, Inc. on Form 10-Q for the quarter ended October 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of OmniVision Technologies, Inc. A signed original of this written statement required by Section 906 has been provided to OmniVision Technologies, Inc. and will be retained by OmniVision Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: December 11, 2003

                                      By:          /s/ SHAW HONG
                                         ----------------------------------
                                                      Shaw Hong
                                         Chief Executive Officer, President
                                                     and Director
                                            (Principal Executive Officer)


     I, John T. Rossi, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of OmniVision Technologies, Inc. on Form 10-Q for the quarter ended October 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of OmniVision Technologies, Inc. A signed original of this written statement required by Section 906 has been provided to OmniVision Technologies, Inc. and will be retained by OmniVision Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: December 11, 2003

                                      By:        /s/ JOHN T. ROSSI
                                         ----------------------------------
                                                   John T. Rossi
                                             Vice President of Finance and
                                           Chief Financial Officer (Principal
                                            Financial and Accounting Officer)


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